                                                                   EXHIBIT 10.5

                               EXIDE TECHNOLOGIES
                            2004 STOCK INCENTIVE PLAN

                         ------------------------------

             NON-EMPLOYEE DIRECTOR RESTRICTED SHARES AWARD AGREEMENT

                         ------------------------------

                               AWARD NO._________

                  You are hereby awarded Restricted Shares subject to the terms and conditions set forth in this Restricted Shares Award Agreement ("Award Agreement"), and in the Exide Technologies 2004 Stock Incentive Plan (the "Plan"), which is attached. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences.

                  By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors of Exide Technologies (the "Board") or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including you, your heirs, and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1.       SPECIFIC TERMS.  Your Restricted Shares have the following terms:

Name of Participant
-------------------           --------------------------------------------------
Number of Shares
Subject to Award Agreement

Award Date                    October 13, 2004

Vesting Your Restricted Shares under this Award Agreement shall fully vest on October 13, 2005, subject in each case to automatic vesting if such director is not re-elected at the Company's annual meeting of shareholders in August 2005 and as otherwise provided in the Plan, to the shareholder approval condition set forth in Section 7 below, and to your Continuous Service with the Company not ending before the vesting date.

Lifetime Transfer             Allowed.

2. DIVIDENDS. Any cash dividends on your Restricted Shares will be held by the Company (unsegregated as part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to you as soon as practicable after such period lapses (if not forfeited).

3. INVESTMENT PURPOSES. You acknowledge that you are acquiring your Restricted Shares for investment purposes only and without any present intention of selling or distributing them.

4. ISSUANCE OF RESTRICTED SHARES. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement.

5. LAPSE OF VESTING RESTRICTIONS. As vesting restrictions lapse, the Company shall cause certificates for Shares to be issued and delivered to you, with such legends and restrictions that the Committee determines to be appropriate. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

6. SECTION 83(b) ELECTION NOTICE. If you are a U.S. citizen and make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a "Section 83(b) election"), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. Exhibit A contains a suggested form of Section 83(b) election.

7. SHAREHOLDER APPROVAL CONDITION. Notwithstanding anything to the contrary contained herein or in the Plan and pursuant to Section 17 of the Plan, this Award is expressly conditioned on the Plan being approved by the shareholders of the Company. Accordingly, no Shares shall be delivered hereunder until such approval has been obtained, and this Award shall become null, void, and of no force or effect if such approval is not received within the period set forth in Section 17 of the Plan.

8. TRANSFER. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee.

9. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "Beneficiary") to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit B (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.

10. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Award Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: (i) if to the Company, at the address set forth on the signature page, to the attention of: Executive Vice President -- Human Resources; (ii) if to you, at the address set forth below your signature on the signature page. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

11. BINDING EFFECT. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

12. MODIFICATIONS. This Award Agreement may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award Agreement, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

14.      HEADINGS.  Headings shall be ignored in interpreting this Award
Agreement.

15. SEVERABILITY. Every provision of this Award Agreement and the Plan is intended to be severable, and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

16. GOVERNING LAW. This Award Agreement shall be interpreted, administered and otherwise subject to the laws of the State of Delaware (disregarding any choice-of-law provisions).

17. COUNTERPARTS. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

                  BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

                                         EXIDE TECHNOLOGIES



                                       By:
                                          -------------------------------------
                                          A duly authorized Director or Officer

                                       Address: 13000 Deerfield Parkway
                                                Building 200
                                                Alpharetta, GA 30004

         The undersigned hereby accepts the terms of this Award Agreement and the Plan.



                                       ----------------------------------------

                                       Address:
                                                 ------------------------------

                                                 ------------------------------

                               EXIDE TECHNOLOGIES
                            2004 STOCK INCENTIVE PLAN

                                    EXHIBIT A

                           SECTION 83(b) ELECTION FORM

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(b) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO you. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

                               EXIDE TECHNOLOGIES
                            2004 STOCK INCENTIVE PLAN

        ----------------------------------------------------------------

         ELECTION TO INCLUDE VALUE OF RESTRICTED SHARES IN GROSS INCOME
          IN YEAR OF TRANSFER UNDER INTERNAL REVENUE CODE SECTION 83(b)

        ----------------------------------------------------------------

         Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.       My General Information:

                           Name:    ________________________________
                           Address: ________________________________
                           S.S.N.
                           or T.I.N.: ______________________________

2. Description of the property with respect to which I am making this election:

                  ____________________ shares of ___________ stock of Exide
                  Technologies Restricted Shares.

3. The Restricted Shares were transferred to me on ______________ ___, 20__. This election relates to the 20____ calendar taxable year.

4.       The Restricted Shares are subject to the following restrictions:

                  The Restricted Shares are forfeitable until they is are earned in accordance with Section 8 of the Exide Technologies 2004 Stock Incentive Plan ("Plan") Restricted Shares Award Agreement ("Award Agreement") or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5.       Fair market value:

                  The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.

6.       Amount paid for Restricted Shares:

                  The amount I paid for the Restricted Shares is $____ per share.

7.       Furnishing statement to employer:

                  A copy of this statement has been furnished to my employer, ______________. If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.       Award Agreement or Plan not affected:

                  Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.



Dated: ____________ __, 200_.



                                         --------------------------------------
                                         Taxpayer

                               EXIDE TECHNOLOGIES
                            2004 STOCK INCENTIVE PLAN

                                    EXHIBIT B

                           DESIGNATION OF BENEFICIARY

         In connection with the RESTRICTED SHARE AWARD AGREEMENT (the "Award Agreement") entered into on _______________, 200_ between Exide Technologies (the "Company") and _______________, an individual residing at __________________________________________________________________________ (the
"Recipient"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Restricted Shares (as defined in the 2004 Stock Incentive Plan of the Company awarded pursuant to the Award Agreement. This designation shall remain in effect until revoked in writing by the Recipient.


                   Name of Beneficiary:
                                              ---------------------------------

                   Address:
                                              ---------------------------------

                                              ---------------------------------

                                              ---------------------------------

                   Social Security No.:
                                              ---------------------------------

         The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award Agreement from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.



                                              Date:
                                                      -------------------------


                                              By:
                                                      -------------------------
                                                      [Recipient Name]

Sworn to before me this
____ day of ____________, 200_



------------------------------
Notary Public

County of
            -------------------
State of
            -------------------